UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2013

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment No. 1 to the 2011 Incentive Plan. The Board of Directors (“Board”) of Cheniere Energy, Inc. (the “Company”) unanimously adopted, subject to stockholder approval, Amendment No. 1 (“Amendment No. 1”) to the Cheniere Energy, Inc. 2011 Incentive Plan (the “2011 Plan”). Amendment No. 1 (i) increases the number of shares of common stock available for issuance under the 2011 Plan from 10,000,000 shares to 35,000,000 shares (subject to adjustment for stock dividends, stock splits and certain other changes in capitalization, pursuant to the terms of the 2011 Plan) and (i) adds a performance goal and modifies the performance period provisions so that awards can satisfy the qualified performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board presented Amendment No. 1 to the stockholders and recommended that the stockholders approve Amendment No. 1 at the Special Meeting of Stockholders held on February 1, 2013 (the “Special Meeting”). Amendment No. 1 was approved by the stockholders at the Special Meeting effective as of February 1, 2013. Information regarding Amendment No. 1 was reported in the Company's Proxy Statement and Notice of Special Meeting of Stockholders dated December 31, 2012 (“Proxy Statement”) and Amendment No. 1 was filed as Appendix B to the Proxy Statement. The foregoing description of Amendment No. 1 is qualified in its entirety by the actual amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Restated Certificate of Incorporation. The Board also unanimously adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation, as amended (the “Amendment”) to declassify the Board. The Board presented the Amendment to the stockholders and recommended that the stockholders approve the Amendment at the Special Meeting. The Amendment was approved by the stockholders at the Special Meeting and became effective upon the Company filing a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on February 1, 2013. Additional information regarding the Amendment was included in the Proxy Statement relating to the Special Meeting.  The foregoing description of the Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
We held the Special Meeting on February 1, 2013 and two proposals, as described in the Proxy Statement relating to the Special Meeting were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

Number of Votes	Number of Votes	Number of Votes	Number of Broker
For	Against	Abstain	Non-Votes
161,391,172	417,127	9,363,366	0

The stockholders voted in favor of the amendment to the Company's Restated Certificate of Incorporation, as amended, to declassify the Board.

ITEM 2:	APPROVAL OF AMENDMENT NO. 1 TO THE 2011 INCENTIVE PLAN

Number of Votes	Number of Votes	Number of Votes	Number of Broker
For	Against	Abstain	Non-Votes
77,011,739	57,907,345	36,252,581	0

The stockholders voted in favor of Amendment No. 1 to the 2011 Plan.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit

Number	Description

3.1*	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc.

10.1*	Amendment No. 1 to the Cheniere Energy, Inc. 2011 Incentive Plan
_______
*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	February 4, 2013	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

3.1*	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc.

10.1*	Amendment No. 1 to the Cheniere Energy, Inc. 2011 Incentive Plan
_______
*Filed Herewith